Exhibit 99.1

One Madison and Ranpak to Appoint Trent Meyerhoefer Chief Financial Officer
Experienced financial leader brings strong background in capital markets and strategic planning

NEW YORK, NY and CONCORD TOWNSHIP, OH, April 15, 2019 – One Madison Corporation (NYSE: OMAD, OMAD.U, OMAD.WS) (“One Madison”) and Ranpak Corp. (“Ranpak”) today announced the appointment of Trent Meyerhoefer as Senior Vice President and Chief Financial Officer (“CFO”), effective as of, and contingent on, the consummation of the business combination between One Madison and Ranpak (collectively, the “Company”), which is expected to occur in the second quarter of 2019. Mr. Meyerhoefer will oversee all financial aspects of the Company, including financial planning and analysis, accounting and financial reporting, tax, internal audit, investor relations and treasury and risk management. Mr. Meyerhoefer will report to Mark Borseth, Ranpak’s Chief Executive Officer.

Mr. Meyerhoefer comes to the Company following a 24-year career at Eaton Corporation (“Eaton”), where he served most recently as Senior Vice President and Treasurer. During his time at Eaton, Mr. Meyerhoefer also served as Vice President and Assistant Treasurer; Director, Capital Markets; Director, Corporate Planning; Director, Business Development; and Manager, Strategic Planning. Prior to joining Eaton, he was a Senior Consultant at Accenture Ltd. (then doing business as Andersen Consulting). Mr. Meyerhoefer received an MBA from Tuck School of Business at Dartmouth College and a BA in Economics & Management from Albion College.

“Trent has tremendous experience in the financial operations of a public company. His background combines capital markets and financial expertise with a deep understanding of corporate planning and business development to make him the perfect fit for One Madison and Ranpak. I look forward to working with Trent and the entire Ranpak team as we embark on this new chapter in Ranpak’s long and successful history,” said Omar Asali, the current Chairman and Chief Executive Officer of One Madison who will become the Executive Chairman of the Board of Directors of the Company following the business combination.

Mr. Borseth added, “We are delighted to have Trent join our team. He is a strategic and innovative leader with extensive financial experience. We couldn’t be more excited to have Trent’s help as we bring Ranpak to the next level following our business combination with One Madison by building on our existing product portfolio, creating new paper packaging solutions for our end users, and expanding our business into new geographies.”

“I am honored to join Ranpak and look forward to working with Omar, Mark and the entire Ranpak team to further enhance the Company’s financial and operational performance, expand the Company’s businesses, and help spread the word on the importance of sustainable packaging solutions for increasing business and consumer applications,” Mr. Meyerhoefer said.

About One Madison Corporation

One Madison is a special purpose acquisition company launched in 2018 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. One Madison began trading on NYSE in January 2018 and its Class A ordinary shares, units and warrants trade under the ticker symbols OMAD, OMAD.U, and OMAD.WS, respectively. One Madison is sponsored by One Madison Group LLC, an investment firm founded by Omar Asali, formerly President and Chief Executive Officer of HRG Group. One Madison’s investors and strategic partners include JS Capital and Soros Capital (the family offices of Jonathan Soros and Robert Soros, respectively), as well as entities managed by Blackstone Alternative Solutions L.L.C. On December 12, 2018, One Madison entered into a definitive agreement with affiliates of Rhône Capital, pursuant to which One Madison will combine with Ranpak.

About Ranpak Corp.

Founded in 1972, Ranpak's goal was to create the first environmentally responsible system to effectively protect products during shipment. The development and improvement of materials, systems and total solution concepts have earned Ranpak a reputation as an innovative leader in e-commerce and industrial supply chain solutions. Ranpak is headquartered in Concord Township, Ohio and has approximately 550 employees.

Additional Information

In connection with the proposed acquisition, One Madison filed a registration statement on Form S-4 (File No. 333-230030) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus, that is both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s equityholders in connection with the Company’s proposed domestication as a Delaware corporation in connection with the completion of the business combination. The Registration Statement has not yet been declared effective. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement/prospectus (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) at One Madison’s website at http://www.onemadisoncorp.com/corporate-governance--investor-relations.html or by contacting One Madison’s investor relations department via e-mail at info@onemadisongroup.com.

Participants in the Solicitation

One Madison and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from One Madison’s stockholders with respect to the proposed acquisition. Information about One Madison’s directors and executive officers and their ownership of One Madison’s common stock is set forth in One Madison’s filings with the SEC, including (i) the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed on February 28, 2019 and (ii) the Registration Statement on Form S-4 initially filed on March 1, 2019, as amended on April 8, 2019. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed acquisition, including the interests of One Madison’s directors and executive officers in the proposed acquisition, which may be different than those of One Madison’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed acquisition, which will be filed with the SEC.

Forward-Looking Statements

The information in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the pending transaction among One Madison Corporation (the “Company”), Rack Holdings L.P. and Rack Holdings Inc. (“Ranpak”) and the transactions contemplated thereby, and the parties, perspectives and expectations, are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: our ability to complete our initial business combination; our expectations around the performance of the prospective target business or business; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination; the proceeds of the forward purchase shares being available to us; our potential ability to obtain additional financing to complete our initial business combination; our public securities’ potential liquidity and trading; the lack of a market for our securities; the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; the trust account not being subject to claims of third parties; or our financial performance following this offering.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the failure to consummate the initial business combination; (2) the possibility that the terms and conditions set forth in any definitive agreements with respect to the initial business combination may differ materially from the terms and conditions set forth herein; (3) the outcome of any legal proceedings that may be instituted against the Company, Ranpak or others following the announcement of the initial business combination and any definitive agreements with respect thereto; (4) the inability to complete the initial business combination due to the failure to obtain approval of the stockholders of the Company, to obtain financing to complete the initial business combination or to satisfy other conditions to closing in the definitive agreements with respect to the initial business combination; (5) changes to the proposed structure of the initial business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the initial business combination; (6) the ability to meet and maintain NYSE’s listing standards following the consummation of the initial business combination; (7) the risk that the initial business combination disrupts current plans and operations of Ranpak as a result of the announcement and consummation of the initial business combination; (8) costs related to the initial business combination; (9) changes in applicable laws or regulations; (10) the possibility that Ranpak or the Company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in filings made with the SEC. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

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